Exhibit 10(23)
                              AMENDED AND RESTATED
                            STOCK PURCHASE AGREEMENT


         THIS AMENDED AND RESTATED STOCK PURCHASE AGREEMENT, dated as of March 4, 1996, is by and between Madison First Federal Savings and Loan Association ("Purchaser") and Eloise A. Durocher, a resident of Jefferson County, Indiana ("Seller").


                                    RECITALS


     A. Seller beneficially owns 120,429 shares of common stock, $8 par value per share ("Common Stock"), of Citizens National Bank of Madison, a national banking association (the "Bank"). The Bank has 126,037 outstanding shares of Common Stock

     B. Seller is willing to sell to Purchaser, and Purchaser is willing to purchase from Seller, her 120,429 shares of Bank Common Stock (the "Shares"), on the terms and subject to the conditions hereof.

     C. Purchaser intends to convert from mutual to stock form before the purchase of the Shares, and the actual purchase is expected to be made by a holding company (the "Holding Company") to be formed by Purchaser at the time of such conversion (the "Conversion").

     D. The parties hereto want to reduce to writing their agreement with respect to the foregoing.

     NOW, THEREFORE. in consideration of the mutual covenants contained herein and the acts to be performed hereunder, the parties hereby enter into the following agreement.

     1. SALE OF SHARES. Subject to the terms and upon the conditions hereof, Seller agrees to sell. and Purchaser agrees to purchase through the Holding Company, on the Closing Date (as hereinafter defined in paragraph 3) all of Seller's right, title and interest in and to the Shares.

     2. PURCHASE PRICE. As consideration for the Shares, on the Closing Date, Purchaser's Holding Company shall pay to Seller an amount equal to $3,010,725.

     3. CLOSING. The Closing Date shall be the date all conditions precedent to the acquisition of the Shares provided for herein have been satisfied, or at such other time as is mutually agreed to by the parties hereto (the "Closing Date"). The closing (the "Closing") of the purchase and sale of the Shares described herein shall be held at the offices of Purchaser, or at such other place as is mutually agreed to by the parties hereto.

     4. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby represents and warrants to Purchaser as follows:

     (a) Seller is the record and beneficial owner of the Shares;

     (b) The sale of the Shares by Seller to Purchaser's Holding Company hereunder will vest in Purchaser's Holding Company good and valid right, title and interest in and to the Shares, free and clear of all claims, liens, pledges, charges, security interests and encumbrances of any nature; and

     (c) Seller has the full right, power and authority to execute this Agreement and to sell the Shares in accordance herewith.

     5. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby represents and warrants to Seller as follows:

     (a) Neither Purchaser nor its Holding Company has any present intent to sell, distribute or otherwise transfer the Shares acquired pursuant to this Agreement; and

     (b) Purchaser has the full right, power and authority to execute this Agreement and to purchase through its Holding Company the Shares in accordance herewith.

     6. CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS. All obligations of Seller under this Agreement are subject to fulfillment, prior to or on the Closing Date, of each of the following conditions:

         (a) Purchaser's representations and warranties contained in this Agreement shall be true at the time of Closing as though such representations and warranties were made at such time;

         (b) The Holding Company shall have delivered to Seller a check for, or wire transfer in federal funds of, $3,010,725 as the purchase price for the Shares;

         (c) the Conversion shall be consummated and any necessary regulatory approvals for the acquisition of the Shares contemplated by this Agreement shall have been obtained and any applicable waiting periods shall have expired; and

          (d) this Agreement shall not have terminated as provided in paragraph 8 hereof.

     7. CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS. All obligations of Purchaser under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions:

          (a)  Seller's   representations  and  warranties   contained  in  this
     Agreement   shall  be  true  at  the  time  of  Closing   as  though   such
     representations and warranties were made at such time;

          (b) Seller shall deliver to Purchaser at the Closing a certificate or certificates representing the Shares, either endorsed in favor of Purchaser, or accompanied by one or more duly completed and executed stock powers in favor of Purchaser;

          (c) the Conversion shall be consummated and any necessary regulatory approvals for the acquisition of the Shares contemplated by this Agreement shall have been obtained and any applicable waiting periods shall have expired;

          (d) this Agreement shall not have terminated as provided in paragraph 8 hereof; and

          (e) Purchaser shall have completed a due diligence review of Seller satisfactory to Purchaser and the results of such review shall be satisfactory to Purchaser. Such investigation shall be on-going through the date of purchase of the Shares hereunder. Seller shall use her best efforts to cause the Bank and its officers, employees, and agents to cooperate fully with the Purchaser in the conduct of that due diligence investigation.

         8. TERMINATION. This Agreement may be terminated (a) by either party at any time prior to the Closing if there shall have been a final determination (as to which all periods for appeal shall have expired and no approval shall be pending) that any material provision of this Agreement is illegal, invalid or unenforceable, (b) by either party if it becomes clear that any condition precedent to such party's obligations hereunder cannot be satisfied on or prior to June 30, 1997, (c) by Purchaser (i) if the Purchaser determines that the balance sheet published by the Bank dated December 31, 1995, as audited by Sherman, Barber & Mullikin does not fairly present the financial position of the Bank as of its date, (ii) if the Purchaser determines that the income statement of the Bank for 1995, as audited by Sherman, Barber & Mullikin does not fairly present the results of operations of the Bank for 1995, or (iii) if the Purchaser determines that there has been a material adverse change in the operations, prospects or financial condition of the Bank since December 31, 1995, or (d) by Seller if it becomes clear that any condition precedent to Seller's obligations hereunder cannot be satisfied on or prior to December 31, 1996.

     9. COVENANT OF FURTHER ASSURANCES. Seller agrees, upon reasonable request, to deliver such additional documents to Purchaser or take such additional actions as may be necessary or appropriate to vest in Holding Company ownership of the Shares.

     10. ENTIRE AGREEMENT. This Agreement, including any document delivered by Purchaser or Seller in accordance herewith, constitutes the entire agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject hereof.

     11. BENEFITS. This Agreement will inure to the benefit of the parties hereto and shall be binding upon them and their respective successors and assigns.

     12. GOVERNING LAW. The parties hereto agree that this Agreement shall be construed as to both the validity and performance and shall be enforced in accordance with and governed by the laws of the State of Indiana and applicable federal law.

     13. NOTICES. Any notice or other communication required or permitted hereunder shall be sufficiently given if sent registered or certified mail, postage prepaid, addressed as follows:

                           If to Purchaser:

               Madison First Federal Savings and Loan Association
                           233 East Main
                           Madison, IN  47250-0626
                           Attn:  James E. Fritz, President

                           If to Seller:

                           Eloise A. Durocher
                           11945 West State Road 56
                           Lexington, IN  47138

                           with a copy to:

                           Darrell M. Auxier
                           509 East Main
                           Madison, IN  47250

or to any such other address as shall be furnished in writing by any party to the other party, and any such notice or communication shall be deemed to have been given as of the date it is received.

         IN WITNESS WHEREOF, this Agreement was executed by Purchaser and Seller as of the date first written above.

                                               MADISON FIRST FEDERAL SAVINGS AND
                                               LOAN ASSOCIATION



                                          By:
                                               James E. Fritz, President

                                               "Purchaser"




                                                Eloise A. Durocher

                                                "Seller"